Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Jeffrey Park, the Chief Financial Officer of SXC Health Solutions Corp., certify that (i) the Annual Report on Form 10-K of SXC Health Solutions Corp. for the year ended December 31, 2010 (the “Form 10-K”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of SXC Health Solutions Corp.

/s/ Jeffrey Park
Jeffrey Park
Chief Financial Officer

February 24, 2011